DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Variable Investment Fund, Quality Bond Portfolio. For its semi-annual reporting ended June 30, 1997, the Portfolio produced a total return of 2.69% per share, based upon net asset value,* compared to 3.05% for the Merrill Lynch Domestic Master Index (Subindex D010).** Income dividends of $.354 per share were declared during the period, which is equivalent to an annualized distribution rate per share of 6.20%.***
ECONOMIC REVIEW
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate (5% in June) was the lowest since 1973. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation is subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the twelve-month period through May. Producer prices have risen a minuscule 0.6% over the same time. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Federal Reserve), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales have been in decline all spring despite record levels of consumer optimism about the economy. The latest report on retail sales through June showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at checkout counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National
Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much-observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.
    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two thirds of economic output. So we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Federal Reserve.
MARKET ENVIRONMENT
    The technical factors in the bond market are quite positive, and should continue to push interest rates lower. A balanced budget amendment looks like an achievable goal. U.S. interest rates are currently higher than almost all other developed countries, making our rates attractive globally, and the dollar continues to remain strong. Last, commodity prices have been drifting lower.
    At the consumer level, the rate outlook looks positive too. Bank lending criteria, especially in the credit card arena, are becoming more stringent.
The primary reason for that is the continued rise of consumer delinquencies. Retail sales have been sluggish, and car sales have also turned sluggish. In fact, some of the hottest selling vehicles last year now must offer incentives to find buyers. These incentives include loans that carry 0% interest for 2 years (Nissan). This shows that auto dealers are having trouble clearing 1997 inventory, which is an indication that consumers have turned the aggressive spending pattern down.
PORTFOLIO OVERVIEW
    Currently, the maturity of the Portfolio is at a 12-year weighted average life, which makes the effective duration 5.03. Going forward we plan on maintaining this positioning for a declining rate environment in the immediate foreseeable future. As for positioning on the interest rate curve, we have avoided securities (where possible) that are spread from the 10-year sector of the yield curve. The 10-year Treasury currently has become expensive, due to technical reasons, versus the 5- and 30-year sectors.
    We had written to you last time that both corporate and mortgage spreads continued to tighten relative to Treasuries. As of now, this still continues to be the case. As investors, worldwide, scramble for yield, higher yielding investments, spreads have continued to drift tighter. The Portfolio continues to benefit from this spread tightening (as mentioned last time we had increased allocations to the bank sector and commercial mortgages). The major change in portfolio holdings is the addition of high quality names in the puttable bond arena. Merck & Co. and BellSouth Capital Funding are two examples of puttable bonds that we have purchased. Both securities have performed admirably well, as rates have declined since purchase.
    As always, we will be monitoring these factors, as well as numerous other indicators.
                              Very truly yours,
                          [Kevin McClintock signature logo]
                              Kevin McClintock
                              Head of Taxable Fixed Income
July 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**     The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year.
***    Distribution rate per share is based upon dividends per share declared from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                           JUNE 30, 1997 (UNAUDITED)
                                                                                                  Principal
Bonds and Notes_102.4%                                                                              Amount            Value
                                                                                                  ___________       __________
     Asset-Backed_11.8%.             Morgan Stanley Capital I,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-HF1, Cl. E, 7.55%, 2007....                    $  3,839,000 (a)   $3,829,403
                                     The Money Store Trust,
                                       Asset-Backed Ctfs.,
                                       Ser.1996-D, Cl. A-16, 7.11%, 2028....                        1,890,869       1,878,756
                                     UCFC Loan Trust 1997-A1,
                                       Home Equity Loan Pass-Through Ctfs.,
                                       Cl. A6, 7.435%, 2024.................                        2,600,000       2,636,563
                                                                                                                   __________
                                                                                                                     8,344,722
                                                                                                                   __________
     Banking_4.9%..................  BNY Capital I,
                                       Gtd. Capital Securities, Ser. B, 7.97%, 2026                 1,000,000         999,987
                                     Barnett Capital II,
                                       Gtd. Capital Securities, 7.95%, 2026.                        1,500,000       1,477,500
                                     Colonial Capital I,
                                       Gtd. Capital Securities, Ser. A, 8.92%, 2027                1,000,000        1,000,976
                                                                                                                   __________
                                                                                                                     3,478,463
                                                                                                                   __________
     Commercial Mortgages_28.1%      277 Park Avenue Finance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, Cl. A2, 7.68%, 2007....                       2,250,000 (a)    2,323,828
                                     Asset Securitization,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-MD VI, Cl. A7, 7.755%, 2026                       2,500,000 (b)    2,516,406
                                     CS First Boston Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, Cl. E, 71\2%, 2011.....                       3,000,000 (a)    2,983,125
                                     DLJ Mortgage Acceptance,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-CF2, Cl. A-3, 7.38%, 2021..                       2,000,000 (a)    2,015,625
                                     First Union-Lehman Brothers Commercial Mortgage Trust,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, Cl. C, 7.44%, 2007.....                       2,000,000        2,034,375
                                     GMAC Commercial Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C1, Cl. C, 7.43% 2006......                       2,000,000        2,025,313
                                     Merrill Lynch Mortgage Investors,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1995-C3, Cl. C, 7.368%, 2025....                       2,200,000 (b)    2,214,781
                                     Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                       Ser. 1994-C2, Cl. D, 8%, 2025.......                        2,809,551        2,868,377
                                       Ser. 1995-C2, Cl. C, 7%, 2027.......                          911,976          897,442
                                                                                                                   __________
                                                                                                                   19,879,272
                                                                                                                   __________
     Foreign_2.8%                    Wharf International Finance Ltd.,
                                       Gtd. Notes, Ser. A, 7 5/8%, 2007......                      2,000,000 (a)    2,005,764
                                                                                                                   __________

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JUNE 30, 1997 (UNAUDITED)
                                                                                                 Principal
Bonds and Notes (continued)                                                                       Amount           Value
                                                                                                __________       ____________
     Foreign/Governmental_4.3%       United Mexican States,
                                       Floating Rate Notes, 7 7/8%, 2001.....                  $  3,000,000 (a,b) $ 3,012,300
                                                                                                                   __________
     Health Care_2.8%                Merck & Co.,
                                       Medium-Term Notes, Ser. B, 5.76%, 1999                      2,000,000 (c)    2,008,620
                                                                                                                   __________
     Hotels & Motels_2.8%.           Hyatt Equities, L.L.C.,
                                       Notes, 6.80%, 2000...................                       2,000,000 (a)    2,007,002
                                                                                                                   __________
     Industrial_.7%                  Eastman Kodak,
                                       Deb., 9.95%, 2018....................                         400,000         504,383
                                                                                                                   __________
     Insurance_0.0%                  SunAmerica,
                                       Deb., 9.95%, 2012....................                          13,000          15,478
                                                                                                                   __________
     Oil and Gas_2.8%                Halliburton,
                                       Notes, 63\4%, 2007...................                       2,000,000 (d)    1,984,394
                                                                                                                   __________
     Other_0.0%                      City of New York,
                                       General Obligation Bonds, Ser. D, 10%, 2007                    25,000           28,312
                                                                                                                   __________
     Publishing_2.8%                 A. H. Belo,
                                       Sr. Notes, 67\8%, 2002...............                         2,000,000      2,004,038
                                                                                                                   __________
     Residential Mortgage_6.1%       GE Capital Mortgage Services,
                                       REMIC Multi-Class Pass Through Ctfs.:
                                       Ser. 1996-14, Cl. 2B1, 7 1/4%, 2011...                        806,152          800,358
                                       Ser. 1996-17, Cl. 2B1, 7 1/4%, 2011...                        765,582          761,037
                                     Norwest Asset Securities Corporation
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-11, Cl. M, 7%, 2007........                       2,500,000        2,418,750
                                     PNC Mortgage Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-3, Cl. 1B3, 7%, 2027.......                         378,679          366,491
                                                                                                                   __________
                                                                                                                    4,346,636
                                                                                                                   __________
     Tobacco_2.8%                    Philip Morris,
                                       Notes, 6.95%, 2001...................                       2,000,000 (e)    2,020,202
                                                                                                                   __________
     Utilities/Telephone_4.2%        BellSouth Capital Funding,
                                       Deb., 6.04%, 2001....................                       2,000,000 (f)    1,974,998
                                     Wisconsin Bell,
                                       Deb., 6.35%, 2006....................                       1,000,000 (g)      980,551
                                                                                                                   __________
                                                                                                                     2,955,549
                                                                                                                   __________
     U.S. Government Agency/
       Mortgage-Backed_23.4%         FICO Coupon Strips,
                                       Ser. 1, Zero Coupon, 5/11/2000.......                          95,000           79,290
                                     Federal National Mortgage Association REMIC Trust,
                                       Gtd. REMIC Pass-Through Ctfs.,
                                       Ser. 1997-24, Cl IA, 7%, 1/18/2026
                                       (Interest Only Obligation)...........                           (h)          1,059,686

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JUNE 30, 1997 (UNAUDITED)
                                                                                                 Principal
Bonds and Notes (continued)                                                                        Amount           Value
                                                                                                 ___________     ___________
      U.S. Government Agency/
      Mortgage-Backed (continued)    Federal Home Loan Mortgage Association REMIC Trust,
                                       Gtd. REMIC Pass-Through Ctfs.,
                                       Ser. 1916, Cl. PI, 7%, 12/15/2011
                                       (Interest Only Obligation)...........                         (i)         $  1,254,341
                                     Government National Mortgage Association I:
                                       7.33%, 10/15/2030....................                    $  2,474,345        2,460,415
                                       8%, 9/15/2008........................                       1,028,677        1,065,967
                                     Government National Mortgage Association II,
                                       5 1/2%, 1/20/2027-7/20/2027...........                      4,982,069 (j)    4,938,409
                                     Government National Mortgage Association REMIC Trust,
                                       Gtd. REMIC Pass-Through Securities:
                                       Ser. 1997-2, Cl. K, 71\2%, 1/20/2024....                    3,300,000        3,271,521
                                       Ser. 1997-4, Cl. G, 71\2%, 11/16/2024...                    2,500,000       2,487,625
                                                                                                                   __________
                                                                                                                   16,617,254
                                                                                                                   __________
      U.S. Government_2.1%....       U.S. Treasury Notes,
                                       6 5/8%, 4/30/2002....................                       1,500,000        1,514,297
                                                                                                                   __________
                                     TOTAL BONDS AND NOTES
                                       (cost $72,562,297)...................                                      $72,726,686
                                                                                                                 ============
Short-Term Investments_4.8%
     Agency Discount Note;           Federal Home Loan Banks,
                                       6%, 7/1/1997
                                       (cost $3,390,000)....................                    $..3,390,000     $  3,390,000
                                                                                                                 ============
TOTAL INVESTMENTS (cost $75,952,297)........................................                          107.2%      $76,116,686
                                                                                                     ========     ============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (7.2%)    $ (5,143,012)
                                                                                                     ========     ============
NET ASSETS..................................................................                          100.0%      $70,973,674
                                                                                                     ========     ============

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO

Notes to Statement of Investments:
    (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $18,177,047 or 25.6% of net assets.
    (b)  Variable rate security_interest rate subject to periodic change.
    (c) Reflects date security can be redeemed at holders' option; the stated maturity date is 5/3/2037.
    (d) Reflects date security can be redeemed at holders' option; the stated maturity date is 2/1/2027.
    (e) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.
    (f) Reflects date security can be redeemed at holders' option; the stated maturity date is 11/15/2026.
    (g) Reflects date security can be redeemed at holders' option; the stated maturity date is 12/1/2026.
    (h)  Notional face $2,325,786.
  (i)Notional face $4,807,376.
  (j)Partially purchased on a forward commitment basis.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                 JUNE 30, 1997 (UNAUDITED)
                                                                                              Cost                    Value
                                                                                         _____________            _____________
ASSETS:                          Investments in securities_See Statement of Investments    $75,952,297             $76,116,686
                                 Cash.......................................                                         3,930,040
                                 Interest receivable........................                                           594,781
                                 Prepaid expenses and other assets..........                                             6,651
                                                                                                                   ___________
                                                                                                                    80,648,158
                                                                                                                   ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          40,123
                                 Payable for investment securities purchased                                         9,600,960
                                 Payable for Beneficial Interest redeemed...                                            12,206
                                 Interest payable...........................                                               213
                                 Accrued expenses...........................                                            20,982
                                                                                                                   ___________
                                                                                                                     9,674,484
                                                                                                                   ___________
NET ASSETS..................................................................                                       $70,973,674
                                                                                                                  ============
REPRESENTED BY:                  Paid-in capital............................                                       $70,399,903
                                 Accumulated undistributed investment income_net                                       377,231
                                 Accumulated net realized gain (loss) on investments                                   32,151
                                 Accumulated net unrealized appreciation (depreciation)
                                 ...... on investments_Note 5                                                          164,389
                                                                                                                   ___________
NET ASSETS..................................................................                                       $70,973,674
                                                                                                                  ============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                         6,163,798
NET ASSET VALUE, offering and redemption price per share....................                                            $11.51
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF OPERATIONS                                                              SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $2,343,509
EXPENSES:                        Investment advisory fee_Note 4(a)..........               $   213,555
                                 Interest_Note 3............................                    13,753
                                 Prospectus and shareholders' reports.......                    11,271
                                 Professional fees..........................                    10,385
                                 Custodian fees_Note 4(a)...................                     8,705
                                 Registration fees..........................                     2,990
                                 Trustees' fees and expenses_Note 4(b)......                       962
                                 Shareholder servicing costs................                       349
                                 Miscellaneous..............................                     3,053
                                                                                           ____________
                                       Total Expenses.......................                                           265,023
                                                                                                                  ____________
INVESTMENT INCOME_NET.......................................................                                         2,078,486
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 5:
                                 Net realized gain (loss) on investments....               $  (404,199)
                                 Net unrealized appreciation (depreciation) on investments     196,789
                                                                                           ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          (207,410)
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $1,871,076
                                                                                                                 ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Six Months Ended
                                                                                     June 30, 1997             Year Ended
                                                                                      (Unaudited)           December 31, 1996
                                                                                   _________________       ___________________
OPERATIONS:
  Investment income_net.................................................            $   2,078,486            $   2,974,487
  Net realized gain (loss) on investments.................................              (404,199)                  296,597
  Net unrealized appreciation (depreciation) on investments...............                196,789               (1,282,927)
                                                                                   _______________         ________________
        Net Increase (Decrease) in Net Assets Resulting from Operations...              1,871,076                1,988,157
                                                                                   _______________         ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net...................................................             (1,701,255)              (2,977,385)
  Net realized gain on investments........................................                 ___                     ___
                                                                                   _______________         ________________
        Total Dividends...................................................             (1,701,255)              (2,977,385)
                                                                                   _______________         ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold...........................................             12,407,241               31,824,343
  Dividends reinvested....................................................              1,736,635                2,977,385
  Cost of shares redeemed.................................................             (4,276,045)             (10,323,319)
                                                                                   _______________         ________________
        Increase (Decrease) in Net Assets from Beneficial Interest Transactions         9,867,831               24,478,409
                                                                                   _______________         ________________
             Total Increase (Decrease) in Net Assets.............................      10,037,652               23,489,181
NET ASSETS:
  Beginning of Period....................................................              60,936,022               37,446,841
                                                                                   _______________         ________________
  End of Period...........................................................           $ 70,973,674             $ 60,936,022
                                                                                   ==============         =================
Undistributed investment income_net.......................................         $      377,231                  ___
                                                                                   _______________         ________________
                                                                                         Shares                 Shares
                                                                                   _______________         ________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................              1,086,311                2,770,727
  Shares issued for dividends reinvested..................................                152,629                  260,715
  Shares redeemed.........................................................              (374,588)                  (902,643)
                                                                                   _______________         ________________
        Net Increase (Decrease) in Shares Outstanding.....................                864,352                2,128,799
                                                                                   ==============         =================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.
                                                     Six Months Ended
                                                       June 30, 1997               Year Ended December 31,
                                                                          ______________________________________________
PER SHARE DATA:                                         (Unaudited)        1996      1995      1994      1993      1992
                                                        ____________      ______    ______    ______    ______    ______
    Net asset value, beginning of period                  $11.50          $11.81    $10.53    $11.81    $10.94    $10.67
                                                          _______         ______    ______    ______    ______     ______
    Investment Operations:
    Investment income_net..............                      .35             .66       .68       .73       .76       .92
    Net realized and unrealized gain (loss)
      on investments...................                     (.05)           (.31)     1.42     (1.27)      .88       .30
                                                          _______         ______    ______    ______    ______     ______
    Total from Investment Operations...                      .30             .35      2.10      (.54)     1.64      1.22
                                                          _______         ______    ______    ______    ______     ______
    Distributions:
    Dividends from investment income_net                    (.29)           (.66)     (.69)     (.73)     (.76)     (.92)
    Dividends from net realized gain
      on investments...................                      --              --       (.13)     (.01)     (.01)     (.03)
                                                          _______         ______    ______    ______    ______     ______
    Total Distributions................                    (.29)            (.66)     (.82)     (.74)     (.77)     (.95)
                                                          _______         ______    ______    ______    ______     ______
    Net asset value, end of period.....                   $11.51          $11.50    $11.81    $10.53    $11.81    $10.94
                                                        ========        ========   =======   =======    ======    =======
TOTAL INVESTMENT RETURN................                   5.42%(1)         3.13%    20.42%    (4.59%)   15.33%    12.09%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets      .77%(1)          .79%      .81%        --        --      --
    Ratio of interest expense to average net assets        .04%(1)           --        --         --        --      --
    Ratio of net investment income
      to average net assets............                   6.33%(1)         5.86%     6.13%     7.03%     6.51%     8.54%
    Decrease reflected in above expense ratios
      due to undertakings by
      The Dreyfus Corporation..........                       --            --        .04%     1.20%     3.51%     5.33%
    Portfolio Turnover Rate............                  239.75%(2)      258.36%   263.53%    64.80%   110.62%     9.39%
    Net Assets, end of period (000's Omitted)            $70,974         $60,936   $37,447   $13,244    $4,706      $405
(1)    Annualized.
(2)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Quality Bond Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2_SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_BANK LINE OF CREDIT:
    The Series may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. At June 30, 1997, there were no outstanding borrowings under either line of credit.
    The average daily amount of borrowings outstanding under both arrangements during the period ended June 30, 1997 was approximately $490,000, with a related weighted average annualized interest rate of 5.66%. The maximum amount borrowed at any time during the period ended June 30, 1997 was $6,316,500.
NOTE 4_INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the Series' average daily net assets and is payable monthly.
    The Series compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1997, $8,705 was charged by Mellon pursuant to the custody agreement.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $161,361,155 and $158,194,324, respectively.
    At June 30, 1997, accumulated net unrealized appreciation on investments was $164,389, consisting of $417,345 gross unrealized appreciation and $252,956 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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Registration Mark
DREYFUS VARIABLE INVESTMENT FUND,
QUALITY BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            120SA976
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Registration Mark

Variable
Investment Fund,
Quality Bond
Portfolio
Semi-Annual
Report
June 30, 1997